Exhibit 99.03

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[GRAPHIC]

[LOGO]	www.alliancecapital.com

January 27, 2005

FOURTH QUARTER 2004 REVIEW

Gerald M. Lieberman

President & Chief Operating Officer

There is no guarantee that any forecasts or opinions in this material will be realized. Information should not be construed as investment advice.

Introduction

The SEC adopted Regulation FD in October 2000.  In light of Regulation FD, Management will be limited in responding to inquiries from investors or analysts in a non-public forum such as this one.

Forward-Looking Statements

Certain statements provided by Alliance Capital and Alliance Holding in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of such factors include, but are not limited to, the following: the performance of financial markets, the investment performance of Alliance Capital’s sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  The forward-looking statements in this presentation include statements regarding expected levels of general and administrative expenses.  General and administrative expenses, including occupancy costs, legal fees (net of partially offsetting insurance recoveries), compliance with the Sarbanes-Oxley Act of 2002, and various other expenses, fluctuate from period to period due to changes in business needs and other factors.

Alliance Capital and Alliance Holding caution readers to carefully consider such forward-looking statements.  Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, please refer to the Risk Factors section in Part I of Form 10-K for the year ended December 31, 2003. Any or all of the forward-looking statements that we make in Form 10-K, this presentation or any other public statements we issue may turn out to be wrong. It is important to remember that other factors besides those listed in the Risk Factors section of Form 10-K could also adversely affect our business, operating results or financial condition.

[LOGO]

2004 Market Performance

Fourth Quarter Tailwind

[CHART]

Alliance Capital Relative Investment Performance

•                  Overall, both U.S. and non-U.S. relative equity returns were strong for the year

•                  Across the board, competitive one-year performance numbers in Growth services

•                  Strong performance in Large-Cap Growth, Dynamic Growth, Mid-Cap Growth, Small Cap Growth, International Large Cap Growth and Emerging Market Growth equity services

•                  Most non-U.S. Value equity services performed extraordinarily well in ‘04

•                  Regent managed account offerings continued to deliver exceptional relative returns

•                  Long-term equity performance was generally competitive

Alliance Capital Fourth Quarter Revenues

(In $ millions, except AUM)

	4Q04	4Q03	% chg		Comments

Ending AUM ($bn)	$539	$477	12.9%

Average AUM ($bn)	$509	$458	11.3%	•	Market appreciation and
					positive net asset flows

Revenues

Advisory Fees	$593	$547	8.3%

Distribution	110	115	-3.8

Institutional Research Svcs.	79	69	14.5

Other	44	38	14.3

Total	$826	$769	7.4%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Alliance Capital Fourth Quarter Advisory Fees

(In $ millions, except AUM)

	4Q04	4Q03	% chg		Comments

Advisory Fees

Base Fees	$489	$460	6.1%	•	Higher average AUM,
					partly offset by fee reductions in U.S. Retail long-term open-end mutual funds

Transaction Charges	26	30	-10.7	•	Lower trading volume

Performance Fees	78	57	36.4	•	Higher hedge fund fees
					from strong investment performance, primarily Global Value
Total	$593	$547	8.3%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Alliance Capital Fourth Quarter Revenues

(In $ millions, except AUM)

	4Q04	4Q03	% chg

Ending AUM ($bn)	$539	$477	12.9%

Average AUM ($bn)	$509	$458	11.3%

Revenues

Advisory Fees	$593	$547	8.3%

Distribution	110	115	-3.8

Institutional Research Svcs.	79	69	14.5

Other	44	38	14.3

Total	$826	$769	7.4%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Alliance Capital Fourth Quarter Net Distribution Activity

(In $ millions, except AUM)

	4Q04	4Q03	}	% chg		Comments

Distribution Revenues	$110	$115		-3.8%

					•	Distribution Revenues significantly offset by Distribution Plan Payments
Distribution Expenses

Distribution Plan Payments	93	95		-1.1

Amort of Def Sales Comm	39	51		-23.4	•	Decrease due to decline
						in B-share sales
	132	146		-8.9

Net Distribution Expense	$22	$31		-27.8%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Alliance Capital Fourth Quarter Revenues

(In $ millions, except AUM)

	4Q04	4Q03	% chg		Comments

Ending AUM ($bn)	$539	$477	12.9%

Average AUM ($bn)	$509	$458	11.3%

Revenues

Advisory Fees	$593	$547	8.3%

Distribution	110	115	-3.8

Institutional Research Svcs.	79	69	14.5	•	Higher volume and market
					share partially offset by lower pricing
Other	44	38	14.3

Total	$826	$769	7.4%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Alliance Capital Fourth Quarter Other Revenues

(In $ millions, except AUM)

	4Q04	4Q03	% chg		Comments

Other Revenues

Shareholder Servicing Fees	$19	$21	-6.2%	•	Fewer accounts and lower
					fee rates

Investment Gains & Losses	8	6	15.8	•	Gains on investments for
					deferred compensation plans net of $6 million of FIN 46 consolidation losses

Dividend & Interest, net	13	5	n/m	•	FIN 46 consolidation,
					higher investment dividends and net brokerage interest
Other, net	4	6	-39.0

Total	$44	$38	14.3%

NOTE: Percentages are calculated using underlying numbers.

Alliance Capital Fourth Quarter Expenses & Net Income

(In $ millions)

	4Q04	4Q03	% chg

Employee Comp. & Benefits	$288	$270	6.6%

Promotion & Servicing	174	191	-9.2

General & Administrative	109	95	15.5

Interest	5	6	-19.8

Amortization of Intangibles	5	5	—
	581	567	2.4

Charge for Mutual Fund Matters and Legal Proceedings	—	140	-100.0

	581	707	-17.9

Income Before Taxes	245	62	n/m

Income Taxes	12	8	41.7

Net Income	$233	$54	n/m

Pre-Tax Margin (1)	29.7%	8.1%

(1) Pre-tax income as a percentage of revenues.  NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Alliance Capital Fourth Quarter Compensation & Benefits

(In $ millions)

	4Q04	4Q03	% chg	Comments

Base Compensation	$84	$79	6.7%	•	Merit increases, headcount and mix

Incentive Compensation	123	120	2.6

Commissions	59	50	17.0	•	Higher business volume in Institutional Research Services, Private Client and Institutional Investment Management

Fringes & Other	22	21	3.8

Total	$288	$270	6.6%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Alliance Capital Fourth Quarter Expenses & Net Income

(In $ millions)

	4Q04	4Q03	% chg

Employee Comp. & Benefits	$288	$270	6.6%
Promotion & Servicing	174	191	-9.2	•	Lower DSC from decline in
					B-share sales
General & Administrative	109	95	15.5
Interest	5	6	-19.8
Amortization of Intangibles	5	5	—
	581	567	2.4
Charge for Mutual Fund Matters and Legal Proceedings	—	140	-100.0
	581	707	-17.9
Income Before Taxes	245	62	n/m
Income Taxes	12	8	41.7
Net Income	$233	$54	n/m
Pre-Tax Margin (1)	29.7%	8.1%

(1) Pre-tax income as a percentage of revenues.

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Alliance Capital Fourth Quarter G&A Expenses

(In $ millions)

	4Q04	4Q03	% chg	Comments

General & Administrative
Office & Related	$47	$38	24.9%	•	Higher rent for new space and
					accelerated rent for vacated facilities
Technology	29	25	16.5	•	Software write downs
Professional Fees	12	15	-20.4	•	Lower legal offset by higher SOX 404
Portfolio Services	11	9	30.1	•	Higher sub-advisory fees
Minority Interest	-2	—	n/m	•	FIN 46 consolidation
Other	12	8	48.7	•	Write off of obsolete software and leaseholds

	$109	$95	15.5%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Alliance Holding Financial Results

(In $ millions, except per Unit Amounts)

	4Q04	4Q03	% chg	3Q04	% chg

Equity in Earnings	$73	$16	n/m	$48	53.2%

Income Taxes	7	6	9.7	6	15.0

Net Income	$66	$10	n/m	$42	58.6

Additional Equity in Earnings	1	—	n/m	—	n/m

Net Income - Diluted	$67	$10	n/m	$42	59.1

Diluted Net Income Per Unit	$0.82	$0.13	n/m	$0.52	57.7

Distributions Per Unit	$0.82	$—	n/m	$0.52	57.7%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Growth in Non-U.S. Assets

$477 Billion at		$539 Billion at
December 31, 2003		December 31, 2004

By Service
[CHART]	Non-U.S.	[CHART]
up 42%

By Client Domicile
[CHART]	Non-U.S.	[CHART]
up 27%

Assets are categorized by country domicile of client accounts.

Assets Under Management by Investment Orientation

as of December 31, 2004

SERVICE	AUM

• Value Equity	$193
• Fixed Income	193
• Growth Equity	123
• Index / Structured	30

TOTAL	$539

[CHART]

Changes in Assets Under Management by Investment Orientation

Three Months Ended December 31, 2004

(In $ millions)

	Value Equity	Growth Equity	Fixed Income	Passive	Total

Beginning of Period	$167,485	$113,403	$181,439	$27,132	$489,459
Long-Term Flows
Sales/New accounts	7,032	4,884	12,200	196	24,312
Redemptions/Terminations	(2,386)	(5,662)	(3,567)	(263)	(11,878)
Cash flow	292	(1,777)	(1,408)	(294)	(3,187)
Unreinvested dividends	(2)	(2)	(265)	—	(269)
Net long-term inflows/(outflows)	4,936	(2,557)	6,960	(361)	8,978
Cash Management, net	—	—	(195)	—	(195)
Market appreciation	20,178	12,421	5,160	2,763	40,522
End of Period	$192,599	$123,267	$193,364	$29,534	$538,764

% change from beg. of period	15.0%	8.7%	6.6%	8.9%	10.1%
% total (end of period)	35.7%	22.9%	35.9%	5.5%	100.0%

Changes In Assets Under Management By Investment Orientation

Twelve Months Ended December 31, 2004

(In $ millions)

	Value Equity	Growth Equity	Fixed Income	Passive	Total
Beginning of Period	$147,768	$124,391	$176,614	$28,494	$477,267
Long-Term Flows
Sales/New accounts	25,309	16,736	24,480	866	67,391
Redemptions/Terminations	(8,946)	(23,709)	(17,101)	(1,917)	(51,673)
Cash flow	5	(7,647)	2,696	(1,414)	(6,360)
Unreinvested dividends	(2)	(2)	(1,030)	—	(1,034)
Net long-term inflows/(outflows)	16,366	(14,622)	9,045	(2,465)	8,324
Cash Management, net	—	—	(1,987)	—	(1,987)
Market appreciation	28,465	13,498	9,692	3,505	55,160
End of Period	$192,599	$123,267	$193,364	$29,534	$538,764

% change from beg. of period	30.3%	-0.9%	9.5%	3.6%	12.9%
% total (end of period)	35.7%	22.9%	35.9%	5.5%	100.0%

Institutional Investment Management – Fourth Quarter Highlights

			Ended December 31, 2004
		(in $ billions)	3 Months	12 Months

•	New net Fixed Income flows of	Beginning AUM	$278	$268
	nearly $7 billion from AXA	Net Long-Term Flows	8	8
	affiliates
		Appreciation	25	35
•	Continued strong inflows into
	Global & Blend Services offset by	Ending AUM	$311	$311
	continued attrition in U.S. Growth
	Equity services	% Change	12.1%	16.2%
		% Total	57.8%	57.8%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Retail Asset Management – Fourth Quarter Highlights

			Ended December 31, 2004
		(in $ billions)	3 Months	12 Months

•	New leadership team in place	Beginning AUM	$153	$156

•	Market share in U.S. Retail funds	Net Long-Term Flows	0	-4
	remains depressed
		Cash Management, Net	0	-2
•	Regent SMA sales strong
		Appreciation	11	14
•	Launched Wealth Strategies services in non-U.S.
	markets following success in U.S. markets	Ending AUM	$164	$164

		% Change	7.0%	4.9%
•	Slowly improving inflows into equity funds	% Total	30.3%	30.3%
	by non-U.S. clients

•	Sale of cash management services

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Private Client Asset Management – Fourth Quarter Highlights

				Ended December 31, 2004
			(in $ billions)	3 Months	12 Months
•	Net flows slowed to $452 million due to increased attrition		Beginning AUM	$59	$53

•	Expansion continues		Net Long-Term Flows	0	5

	•	Financial Advisors total 193 (+17%)	Appreciation	5	6

			Ending AUM	$64	$64
	•	3 new offices opened in 2004:
		Boston, Tampa &	% Change	8.3%	19.3%
		Philadelphia (4Q)	% Total	11.9%	11.9%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Institutional Research Services – Fourth Quarter Highlights

•                  Double-digit revenue growth

•      Increased market share and market volume more than offset lower pricing in U.S. and London

•                  A record year in revenues

•                  Sanford C. Bernstein remains a leader for quality research in major investor polls

[LOGO]

Market Environment

			Annualized	Cumulative
	4Q04	1Yr	3 Yr	3 Yr

S&P 500	9.2%	10.9%	3.6%	11.2%

MSCI EAFE	15.3%	20.2%	11.9%	40.1%

MSCI WORLD	11.9%	14.7%	7.0%	22.3%

Russell 1000 Growth	9.2%	6.3%	-0.2%	-0.5%

Russell 1000 Value	10.4%	16.5%	8.6%	28.0%

Lehman Aggregate Bond	1.0%	4.3%	6.2%	19.8%

Returns through December 31, 2004

Relative Performance – Institutional Value Equity (Before Fees) (1)

Institutional Equity Composites vs. Benchmarks

	U.S. Strategic Value(2)	U.S. Diversified Value(2)	Bernstein International Value(3)	Global Value(4)	Emerging Markets Value(5)

4Q04	-0.9	-0.7	-0.2	+0.4	+7.9

1yr	-2.4	-1.4	+6.6	+5.2	+14.1

3yr	-0.7	+1.3	+8.6	+6.7	+16.5

5yr	+ 3.6	+4.2	+9.2	+11.4	+9.7

10yr	+0.2	—	—	—	—

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented before investment management fees.  Please see page 28 for after fee results.

(2) vs. Russell 1000 Value (3) vs. MSCI EAFE (Cap, UH) and MSCI World (4) vs. MSCI World (Cap, UH) (5) vs. MSCI Emerging Markets.  Composite and benchmark data through 12/31/04. Performance is preliminary.

Relative Performance – Institutional Growth Equity (Before Fees) (1)

Institutional Equity Composites vs. Benchmarks

	Large Cap Growth(2)	Dynamic Growth(3)	Mid Cap Growth(4)	Small Cap Growth(5)	Intl Lg Cap Growth(6)	Global Research Growth(6)	Emerging Market Growth(7)

4Q04	+0.6	+3.3	+5.4	-0.6	-0.6	-0.7	+1.0

1yr	+1.5	+9.1	+4.5	+1.6	+1.5	0.0	+4.5

3yr	-1.7	+4.7	+ 6.5	+1.2	+1.4	+1.7	+4.2

5yr	+1.1	+5.1	+8.0	+9.2	+4.5	+5.0	+1.5

10yr	+2.5	+2.7	—	+8.9	+4.1	+6.9	+5.4

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented before investment management fees. Please see page 29 for after fee results. (2) vs. Russell 1000 Growth (3) vs. Russell 3000 Growth (4) vs. Russell Mid Cap Growth (5) vs. Russell 2000 Growth (6) vs. MSCI EAFE Growth (net) (7) vs. MSCI Emerging Markets Gross.  Composite and benchmark data through 12/31/04. Performance is preliminary.

Relative Performance – Institutional Fixed Income (Before Fees) (1)

Institutional Fixed Income Composites vs. Benchmarks

	Core Plus(2)	Core Mortgage(3)	Corp Bonds(4)	High Yield(5)	Global(6)	Emerging Market(7)

4Q04	+0.4	-0.1	+0.2	+0.1	+0.7	+0.6

1yr	+0.5	+0.6	+0.7	-2.0	+1.0	+0.1

3yr	-0.1	+1.1	+0.7	-3.4	+0.8	+4.7

5yr	0.0	+0.7	+0.7	-1.3	+0.4	+5.2

10yr	+0.6	+0.5	+0.6	+1.4	+0.5	+4.8

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented before investment management fees. Please see page 30 for after fee results. (2) vs. Lehman US Aggregate Unhedged (3) vs. Lehman Fixed Rate Mortgage Backed Securities Unhedged (4) vs. Custom Corporate Index (5) vs. Custom High Yield Index (6) vs. JPM Global Bond Unhedged (7) vs. JPM EMBI Global (4/1/04-Pres)/JPM EMBI Plus (SI to 3/31/04). Composite and benchmark data through 12/31/04. Performance is preliminary.

Relative Performance – Institutional Value Equity (After Fees) (1)

Institutional Equity Composites vs. Benchmarks

	U.S. Strategic Value(2)	U.S. Diversified Value(2)	Bernstein International Value(3)	Global Value(4)	Emerging Markets Value(5)

4Q04	-1.0	-0.8	-0.5	+0.1	+7.5

1yr	-2.9	-1.9	+5.6	+4.2	+12.4

3yr	-1.1	+0.8	+7.6	+5.8	+14.8

5yr	+ 3.1	+3.8	+8.3	+10.5	+8.3

10yr	-0.3	—	—	—	—

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees.

(2) vs. Russell 1000 Value (3) vs. MSCI EAFE (Cap, UH) (4) vs. MSCI World (Cap, UH) (5) vs. MSCI Emerging Markets
Composite and benchmark data through 12/31/04. Performance is preliminary.

Relative Performance – Institutional Growth Equity (After Fees) (1)

Institutional Equity Composites vs. Benchmarks

	Large Cap Growth(2)	Dynamic Growth(3)	Mid Cap Growth (4)	Small Cap Growth(5)	Intl Lg Cap Growth(6)	Global Research Growth(6)	Emerging Market Growth(7)

4Q04	+0.5	+3.2	+5.3	-0.8	-0.7	-0.9	+0.9

1yr	+1.2	+8.6	+4.2	+0.7	+1.1	-1.1	+4.1

3yr	-2.0	+4.2	+ 6.1	+0.3	+1.1	+0.5	+3.7

5yr	+0.7	+4.5	+7.6	+8.3	+4.1	+3.6	+0.9

10yr	+1.9	+1.7	—	+7.8	+3.5	+5.0	+4.5

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees. (2) vs. Russell 1000 Growth (3) vs. Russell 3000 Growth (4) vs. Russell Mid Cap Growth (5) vs. Russell 2000 Growth (6) vs. MSCI EAFE Growth (net) (7) vs. MSCI Emerging Markets Gross.  Composite and benchmark data through 12/31/04. Performance is preliminary.

Relative Performance – Institutional Fixed Income (After Fees) (1)

Institutional Fixed Income Composites vs. Benchmarks

	Core Plus(2)	Core Mortgage(3)	Corp Bonds(4)	High Yield(5)	Global(6)	Emerging Market(7)

4Q04	+0.3	-0.2	+0.2	0.0	+0.6	+0.4

1yr	+0.2	+0.3	+0.5	-2.3	+0.8	-0.7

3yr	-0.3	+0.8	+0.5	-3.7	+0.3	+3.9

5yr	-0.2	+0.4	+0.6	-1.7	-0.1	+4.4

10yr	+0.3	+0.1	+0.4	+0.8	0.0	+4.1

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees. (2) vs. Lehman US Aggregate Unhedged(3) vs. Lehman Fixed Rate Mortgage Backed Securities Unhedged(4) vs. Custom Corporate Index (5) vs. Custom High Yield Index (6) vs. JPM Global Bond Unhedged(7) vs. JPM EMBI Global (4/1/04-Pres)/JPM EMBI Plus (SI to 3/31/04).

Composite and benchmark data through 12/31/04. Performance is preliminary.

Relative Performance – Retail Value Equity (After Fees) (1)

Retail Mutual Funds vs. Lipper Averages

	Large Cap Value(2)	Growth & Income(3)	Small Cap Value(4)	Intl Value(5)	Global Value(6)	Balanced(7)

4Q04	+0.2	-0.3	-0.7	-1.2	-0.6	0.0

1yr	+1.4	0.0	-0.2	+2.9	+0.9	+2.2

3yr	+3.5	-2.0	+3.3	+5.4	+0.3	+2.2

5yr	—	+0.5	—	—	—	+4.7

10yr	—	+2.3	—	—	—	+2.4

NOTE:    The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees. (2) vs. Large Cap Value average; if compared to Multi Cap Value average, YTD would be -1.08, 1 yr would be -1.08, and 3 yr would be 1.35 (3) vs. Large Cap Value average (4) vs. Mid Cap Value average (5) vs. International Multi Value average (6) vs. Global Multi Value average (7) vs. Balanced average

Source: Alliance Capital and Lipper

Mutual fund performance and Lipper data through 12/31/04.

Relative Performance – Retail Growth Equity (After Fees) (1)

Retail Mutual Funds vs. Lipper Averages

	Large Cap Growth(2)	Growth Multi Cap(3)	Mid Cap Growth(4)	Small Cap Growth(5)	Global Growth Research(6)	Regent Core Equity(7)

4Q04	+0.4	+0.5	+6.1	-0.2	-1.0	+0.8

1yr	+1.0	+4.3	+6.4	+3.3	-0.5	+8.8

3yr	-3.0	+1.6	+6.6	+0.9	—	+5.0

5yr	-3.1	+0.1	+1.7	+0.1	—	+3.0

10yr	+1.3	-2.1	+0.1	-0.9	—	+3.0

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees (2) vs. Large Cap Growth average. Formerly named Premier Growth (3) vs. Multi Cap Growth average (4) vs. Mid Cap Growth average (5) vs. Small Cap Growth average. Formerly named Quasar (6) vs. Global Multi Growth Equity average. Formerly named Global Growth Trends (7) vs. S&P 500; represents Regent separately managed account service. Net performance is inclusive of the investment management fee only. It does not include the total service fee typically associated with a traditional wrap account that may range from 2.0 - 3.0%.

Source: Alliance Capital, Lipper, and S&P

Mutual fund performance and Lipper data through 12/31/04.

Relative Performance – Retail Fixed Income (After Fees) (1)

Retail Fixed Income Funds vs. Lipper Averages

	Corporate Bond(2)	Americas Gov’t Income(3)	Emerging Market Debt(4)	High Yield(5)	Bernstein Short Duration Plus(6)	ACMGI- American Income - OS(7)

4Q04	+1.2	-2.7	-0.8	+0.1	0.0	+1.8

1yr	+3.0	-1.8	-1.3	-1.7	-0.1	+2.9

3yr	+0.3	-0.1	+4.4	-1.4	+0.1	+4.1

5yr	+0.2	+2.4	+2.0	-2.3	+0.1	+2.6

10yr	+1.0	+5.6	+1.7	—	0.0	+3.1

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees. (2) vs. Corporate Debt Funds BBB-Rated average (3) vs. Global Income Funds average (4) vs. Emerging Markets Debt average (5) vs. High Current Yield average (6) vs. Short Investment Grade Debt average (7) vs. Global Bond US Dollar average

Source: Alliance Capital and Lipper

Composite and benchmark data through 12/31/04. Performance is preliminary.

Absolute Performance – Private Client (After Fees) (1)

	4Q04	1 Yr	3 Yr	5 Yr

All Balanced Accounts(2)	+7.3	+9.9	+7.2	+6.1

Global Balanced Benchmark(3)	+6.9	+9.3	+6.3	+1.6

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed towards existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees. (2) All Balanced Accounts include those accounts with any combination of equity and fixed income in any percentage mix. (3) Custom benchmark: 42% S&P 500, 15% MSCI EAFE, 3% MSCI Emerging Markets, 40% Lipper Intermediate Municipal Debt Fund Average

Fourth Quarter Revenues – by Distribution Channel

(In $ millions)

	4Q04	4Q03	% chg

Institutional Inv. Mgmt	$207	$184	12.7%

Retail	311	332	-6.4

Private Client	204	166	22.8

Institutional Research Svcs.	79	69	14.5

Other	25	18	38.5

Total	$826	$769	7.4%

Annualized Fee Base

By Channel and
Investment Orientation	12/31/04 vs. 12/31/03
(In $ millions)
$2,133 mm $1,959 mm

[CHART]

(1) Annualized Fee Base is defined as period end AUM times contractual annual fee rates; assumes no change in AUM or fee rates for one year.

Trends in Headcount

[CHART]

Alliance Capital (The Operating Partnership)

Consolidated Balance Sheet

(In $ thousands, Unaudited)

	12/31/04	12/31/03
Assets
Cash and investments	$1,253,690	$624,729
Cash and securities, segregated	1,489,041	1,285,801
Receivables, net	2,194,226	2,290,075
Goodwill, net	2,876,657	2,876,657
Intangible assets, net	326,025	346,725
Deferred sales commissions, net	254,456	387,218
Other	385,235	360,464
Total Assets	$8,779,330	$8,171,669

Liabilities and Partners’ Capital
Liabilites:
Payables	$3,576,395	$3,141,579
Accounts payable and accrued expenses	270,264	524,703
Accrued compensation and benefits	326,219	311,075
Debt	407,517	405,327
Other	10,237	10,516
Total Liabilities	4,590,632	4,393,200

Partners’ Capital	4,188,698	3,778,469
Total Liabilities and Partners’ Capital	$8,779,330	$8,171,669

Alliance Capital (The Operating Partnership)

Consolidated Cash Flow

(In $ thousands, Unaudited)

	12/31/04	12/31/03
Cash Flows From Operating Activities:
Net income	$710,150	$329,808
Non-cash items:
Amortization and depreciation:
Amortization of deferred sales commissions	177,355	208,565
Amortization of deferred compensation	101,561	116,357
Other depreciation and amortization	74,878	77,583
Other, net	7,860	(13,057)
Changes in assets and liabilities	(103,640)	38,700
Net cash provided by operating activities	968,164	757,956

Cash Flows From Investing Activities:
Purchases of investments, net	(27,407)	(62,607)
Proceeds from sale of investments	38,046	36,514
Additions to furniture, equipment and leaseholds, net	(57,313)	(29,154)
Net cash used in investing actvities	(46,674)	(55,247)

Cash Flows From Financing Activities:
Decrease in debt, net	(92)	(22,077)
Distributions to partners	(382,982)	(566,598)
Other	7,526	(43,785)
Net cash used in financing activities	(375,548)	(632,460)

Effect of exchange rate change on cash	12,723	14,851

Net increase in cash and cash equivalents	558,665	85,100
Cash and cash equivalents at the beginning of period	502,858	417,758
Cash and cash equivalents at the end of period	$1,061,523	$502,858

FIN 46 IMPACT

(In $ millions, unaudited)

	Pre FIN 46	FIN 46 Effect	Consolidated
Revenues
Base Fee	$592	$1	$593
Distribution	110	—	110
Performance Fee	79	—	79
Other
Investment Gains & Losses	14	(6)	8
Dividend & Interest, net	10	3	13
Other	23	—	23
	828	(2)	826
Expenses
Employee Comp & Benefits	288	—	288
Promotion & Servicing	174		174
General and Administrative	—
Minority Interest	1	(3)	(2)
Other G&A	110	1	111
Other	10		10
	583	(2)	581

Income Before Taxes	245	—	245
Taxes	12	—	12
Net Income	$233	$—	$233

Changes in Assets Under Management by Channel

Three Months Ended December 31, 2004

(In $ millions)

	Institutional Inv Mgmt	Retail	Private Client	Total
Beginning of Period	$277,539	$152,855	$59,065	$489,459
Long-Term Flows
Sales/New accounts	16,241	6,248	1,823	24,312
Redemptions/Terminations	(4,841)	(5,950)	(1,087)	(11,878)
Cash flow	(2,910)	(61)	(216)	(3,187)
Unreinvested dividends	—	(201)	(68)	(269)
Net long-term inflows	8,490	36	452	8,978
Cash management, net	—	(211)	16	(195)
Market appreciation	25,229	10,872	4,421	40,522
End of Period	$311,258	$163,552	$63,954	$538,764

% change from beg. of period	12.1%	7.0%	8.3%	10.1%
% total (end of period)	57.8%	30.3%	11.9%	100.0%

Changes In Assets Under Management By Channel

Twelve Months Ended December 31, 2004

(In $ millions)

	Institutional Inv Mgmt	Retail	Private Client	Total
Beginning of Period	$267,796	$155,878	$53,593	$477,267
Long-Term Flows
Sales/New accounts	35,524	23,435	8,432	67,391
Redemptions/Terminations	(22,908)	(25,798)	(2,967)	(51,673)
Cash flow	(4,899)	(866)	(595)	(6,360)
Unreinvested dividends	(1)	(816)	(217)	(1,034)
Net long-term inflows/(outflows)	7,716	(4,045)	4,653	8,324
Cash management, net	(2)	(1,982)	(3)	(1,987)
Market appreciation	35,748	13,701	5,711	55,160
End of Period	$311,258	$163,552	$63,954	$538,764

% change from beg. of period	16.2%	4.9%	19.3%	12.9%
% total (end of period)	57.8%	30.3%	11.9%	100.0%

Reclassification Summary of Assets Under Management as of 12/31/2004

	Current Methodology				Previous Methodology (*)				Difference
	Institutional	Retail	Private	Total	Institutional	Retail	Private	Total	Institutional	Retail	Private	Total
By Investment Orientation

Growth Equity
US	$39,600	$33,436	$7,022	$80,058	$43,767	$35,896	$7,379	$87,042	$(4,167)	$(2,460)	$(357)	$(6,984)
Global & Int’l	24,394	14,814	4,001	43,209	27,151	11,422	3,920	42,493	(2,757)	3,392	81	716
	63,994	48,250	11,023	123,267	70,918	47,318	11,299	129,535	(6,924)	932	(276)	(6,268)

Value Equity
US	51,006	32,113	22,411	105,530	60,919	30,776	29,954	121,649	(9,913)	1,337	(7,543)	(16,119)
Global & Int’l	68,595	8,600	9,874	87,069	57,942	10,402	7,524	75,868	10,653	(1,802)	2,350	11,201
	119,601	40,713	32,285	192,599	118,861	41,178	37,478	197,517	740	(465)	(5,193)	(4,918)

Fixed Income
US	77,314	45,418	20,465	143,197	60,860	46,852	12,556	120,268	16,454	(1,434)	7,909	22,929
Global & Int’l	26,166	23,926	75	50,167	38,637	20,606	233	59,476	(12,471)	3,320	(158)	(9,309)
	103,480	69,344	20,540	193,364	99,497	67,458	12,789	179,744	3,983	1,886	7,751	13,620

Index and Enhanced Index
US	19,297	4,203	106	23,606	18,629	4,931	101	23,661	668	(728)	5	(55)
Global & Int’l	4,886	1,042	—	5,928	5,553	229	—	5,782	(667)	813	—	146
	24,183	5,245	106	29,534	24,182	5,160	101	29,443	1	85	5	91

Total
US	187,217	115,170	50,004	352,391	184,175	118,455	49,990	352,620	3,042	(3,285)	14	(229)
Global & Int’l	124,041	48,382	13,950	186,373	129,283	42,659	11,677	183,619	(5,242)	5,723	2,273	2,754
	$311,258	$163,552	$63,954	$538,764	$313,458	$161,114	$61,667	$536,239	$(2,200)	$2,438	$2,287	$2,525

Summary of Reclassifications

•              Mark to market of affiliated insurance company assets

•              Realignment of assets by channel to match client servicing and marketing responsibility

•              Disaggregation of balanced accounts into their equity and fixed income components

•              Realignment of assets to conform to new definitions for global and international mandates

(*) Presented in accordance with the methodology used to present AUM prior to 12/31/04

Alliance Capital Investment Management Services

Alliance Capital provides diversified investment management and related services globally to a broad range of clients:

1.               Retail Services consists of investment management products and services distributed to individual investors through financial intermediaries, such as brokers and financial planners by means of:

•                  mutual funds sponsored by Alliance Capital and consolidated joint venture companies,

•                  mutual fund sub-advisory relationships resulting from the efforts of the mutual fund marketing department, and

•                  managed account products;

2.               Institutional Investment Management Services consists of investment management services to unaffiliated parties such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and its insurance company subsidiaries by means of:

•                  separate accounts,

•                  mutual fund shares sold exclusively to institutional investors and high net worth individuals,

•                  sub-advisory relationships resulting from the efforts of the institutional marketing department,

•                  structured products, and

•                  group trusts;

3.               Private Client Services consists of investment management services provided to high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities by means of:

•                  separate accounts,

•                  hedge funds and

•                  certain other vehicles; and

4.               Institutional Research Services provided to institutional clients by means of:

•                  in-depth research,

•                  portfolio strategy,

•                  trading and

•                  brokerage-related services.